Exhibit 99.4 - Chief Financial Officer Certification (Section 906)

                            CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of PaperFree Medical Solutions, Inc. (the "Company") on Form 10-QSB for the period ending May 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"). I, William L Sklar, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

               (1)   The Report fully complies with the requirements of
                     section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ William L Sklar
---------------------------
    William L Sklar
    Chief Financial Officer


Date  July 20, 2005

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